                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                        UNDER SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 1, 1999
                       (Date of Earliest Event Reported)

                       MACE SECURITY INTERNATIONAL, INC.
                       ---------------------------------
             (Exact name of Registrant as Specified in its Charter)

                                    Delaware
                            (State of Incorporation)

                                    0-22810
                            (Commission File Number)

                                   03-0311630
                       (IRS Employer Identification No.)

                 160 Benmont Avenue, Bennington, Vermont 05201
                    (Address of Principal Executive Offices)

                                 (802) 447-1503
                        (Registrant's Telephone Number)
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Item 2.   Acquisition of Gabe's Plaza Car Wash, Inc.
          ------------------------------------------

     On June 1, 1999, Mace Security International, Inc., a Delaware corporation (the "Company" or "Registrant"), acquired substantially all of the assets (the "Plaza Purchased Assets") of Gabe's Plaza Car Wash, Inc. in Morrisville, Pennsylvania ("Plaza") from Plaza and Gabe Kirikian and Alice Kirikian, (collectively with Plaza, the "Sellers"). Pursuant to the terms and conditions of the Agreement of Sale, as amended, initially executed by Red Mountain Holdings, Ltd. with the Sellers (the "Plaza Agreement"), as subsequently assigned to the Company, the Company purchased the real estate, inventory, fixed assets, trade names and trademarks, and intangibles of the car wash operations of Sellers. The Company intends to continue such use of the Plaza Purchased Assets. Sellers are not affiliated with the Registrant nor with any of the Registrant's subsidiaries. The description of the acquisition transaction set forth herein is qualified in its entirety by reference to the Plaza Agreement and subsequent amendment, which are incorporated as Exhibits 2.1 and 2.2, respectively.

     At Closing under the Plaza Agreement, the Company paid to Sellers an aggregate purchase price of $927,000 (the "Plaza Purchase Price"), $210,000 of which was paid in cash at the Closing of the transaction from working capital and $717,000 of which was evidenced by the delivery of a promissory note bearing interest at 7% per annum, secured by a first mortgage on the purchased real estate, payable in 21 installments including an initial payment of $200,000 to be made within 60 days of Closing, together with accrued interest, followed by 20 quarterly principal installments of $25,850 together with accrued interest. The acquisition is accounted for using the "purchase" method of accounting.

     In addition, the Plaza Agreement included a Covenant Not to Compete preventing Sellers from competing, directly or indirectly, with the Company or carrying on the operations of a car wash within certain geographic areas and for certain predetermined periods.

Item 7.   Financial Statements, Pro Forma
          Financial Information and Exhibits.
          -----------------------------------

     In its Current Report on Form 8-K, filed on June 15, 1999, the Registrant stated that the required financial statements of Gabe's Plaza Car Wash, Inc. would be filed within the time period required in accordance with applicable regulations under the Securities and Exchange Act of 1934. However, after reviewing the financial statements of Gabe's Plaza Car Wash, Inc, the Registrant has concluded that Securities and Exchange Act rules do not require the filing of financial statements with respect to the acquired companies. Accordingly, the Registrant is not filing financial statements herewith.
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          SIGNATURE
          ---------

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 16, 1999             MACE SECURITY INTERNATIONAL, INC.


                                       By:/s/ Gregory M. Krzemien
                                          -----------------------
                                          Gregory M. Krzemien
                                          Chief Financial Officer and
                                          Treasurer